    As filed with the Securities and Exchange Commission on December 23, 1998
                                                                    File No.333-

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                             WALL STREET DELI, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                        63-0514240
(State or Other Jurisdiction of                           (IRS Employer
Incorporation or Organization)                         Identification No.)


                        One Independence Plaza, Suite 100
                            Birmingham, Alabama 35209
                    (Address of principal executive offices)


                             WALL STREET DELI, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                              (Full Title of Plan)


                          Jeffrey V. Kaufman, President
                        One Independence Plaza, Suite 100
                            Birmingham, Alabama 35209
                                  (205)870-0020
 (Name, address and telephone number, including area code, of agent for service)

                                    Copies to
                             Carolyn L. Duncan, Esq.
                            RITCHIE & REDIKER, L.L.C.
                              312 North 23rd Street
                            Birmingham, Alabama 35203
                                 (205) 251-1288

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------
                                                                                 Proposed
    Title of Each Class of           Amount              Proposed                 Maximum
       Securities to be               to be          Maximum Offering            Aggregate           Amount of Regis-
          Registered               registered       Price Per Share (1)     Offering Price (1)        tration Fee (1)
---------------------------------------------------------------------------------------------------------------------
Common Stock, par value
$.05 per share                       75,000               $ 3.28                 $ 246,000                $ 68.39
---------------------------------------------------------------------------------------------------------------------
=====================================================================================================================

(1) Determined in accordance with Rule 457(h) under the Securities Act of 1933, based on $ 3.28, the average of the high and low sale prices quoted on the NASDAQ National Market System on December 17, 1998.

================================================================================


                                  Page 1 of 13
                         Exhibit Index Appears on Page 4

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


               STATEMENT REGARDING INCORPORATION OF INFORMATION BY
                 REFERENCE FROM EFFECTIVE REGISTRATION STATEMENT

In accordance with Instruction E to Form S-8, the contents of the Registration Statement on Form S-8 filed with the Securities and Exchange Commission under the Securities Act of 1933 (Registration Number 33-34508, as filed on May 2,
1990), by Wall Street Deli, Inc. (the "Registrant"), relating to the registration of up to 67,500 shares (as adjusted for a subsequent stock split in the form of a stock dividend) of Common Stock, $.05 par value, of the Registrant, authorized for issuance under the Registrant's Employee Stock Purchase Plan, are hereby incorporated by reference in their entirety in this Registration Statement. This Registration Statement provides for the registration of up to an additional 75,000 shares of Common Stock of the Registrant authorized for issuance under the Registrant's Employee Stock Purchase Plan and approved on November 5, 1993 by the Registrant's shareholders.


ITEM 8.           EXHIBITS

The exhibits included as part of this Registration Statement are as follows:

EXHIBIT NUMBER                                                     DESCRIPTION
--------------                                                     -----------
4(a)*                               Restated Certificate of Incorporation (incorporated by reference from Exhibit
                                    3.1(b) to the Registrant's annual report on Form 10-K for the fiscal year ended June 27, 1998)

4(b)*                               Bylaws (incorporated by reference from the Company's Proxy Statement for the
                                    Special Shareholders Meeting held on September 25, 1986).

4(c)+                               Wall Street Deli, Inc., Employee Stock Purchase Plan, as amended

5(a) & 23(a)+                       Opinion and Consent of Counsel to Registrant

23(b)+                              Consent of Independent Accountants

------------------
         * Incorporated herein by reference as indicated

         + Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on December 22, 1998.

                                        WALL STREET DELI, INC.

                                        By     /s/ Jeffrey V. Kaufman
                                          --------------------------------------
                                                Jeffrey V. Kaufman
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey V. Kaufman as attorney-in-fact, having the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


  /s/ Jeffrey V. Kaufman            President, Chief Executive              December 22, 1998
--------------------------------    Officer and Director
JEFFREY V. KAUFMAN

  /s/ Robert G. Barrow              Vice Chairman, Chief Financial          December 22, 1998
-------------------------------     Officer and Director
ROBERT G. BARROW

  /s/ Julie J. Christian            Vice President and Controller           December 22, 1998
--------------------------------    (Principal Accounting Officer)
JULIE J. CHRISTIAN

  /s/ Alan V. Kaufman               Chairman of the Board                   December 22, 1998
--------------------------------
ALAN V. KAUFMAN

  /s/ William S. Atherton           Director                                December 22, 1998
--------------------------------
WILLIAM S. ATHERTON

  /s/ Jake L. Netterville           Director                                December 22, 1998
--------------------------------
JAKE L. NETTERVILLE




                                  EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION                                                          PAGE
4(c)                     Wall Street Deli, Inc., Employee Stock Purchase Plan, as
                         amended                                                               5

5(a) & 23(a)             Opinion and Consent of Counsel to Registrant                          10

23(b)                    Consent of Independent Accountants                                    12